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                                                                   EXHIBIT 10.13

                                                                       EXECUTION
                                                                     COUNTERPART

                                                      EDC LOAN NO. 880-CHIL-7078
                                                         IDB LOAN NO. 1227/0C-CH

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                  AMENDED AND RESTATED PERFORMANCE UNDERTAKING

                          Dated as of December 22, 1999

                                      among

                                SR TELECOM INC.,

                         EXPORT DEVELOPMENT CORPORATION

                                       and

                         INTER-AMERICAN DEVELOPMENT BANK

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                  AMENDED AND RESTATED PERFORMANCE UNDERTAKING (this
"Agreement"), dated as of December 22, 1999. among SR TELECOM INC., a corporation duly organized and validly existing under the laws of Canada ("SRT"), EXPORT DEVELOPMENT CORPORATION, a corporation established by an Act of the Parliament of Canada ("EDC"), and INTER-AMERICAN DEVELOPMENT BANK, an international organization established by the Articles of Agreement among its member countries ("IDB", together with EDC, the "Senior Lenders").

                                   WITNESSETH

                  WHEREAS, Comunicacion y Telefonia Rural S.A., a sociedad anonima duly organized and validly existing under the laws of Chile and the indirectly, wholly-owned Subsidiary of SRT (the "Borrower"), has undertaken to design, construct, install and operate a rural telecommunications network in nine primary zones of Chile (the "Project");

                  WHEREAS, in order to finance the development and construction of the Project, the Borrower has requested that EDC and IDB separately make loans to it in an aggregate principal amount not exceeding $50,000,000;

                  WHEREAS, in order to finance a portion of the Project, the Borrower and EDC are parties to an Amended and Restated Loan Agreement dated as of the date hereof (the "EDC Loan Agreement"), providing, subject to the terms and conditions thereof, for a loan to be made by EDC to the Borrower in an aggregate amount not exceeding $25,000,000;

                  WHEREAS, in order to finance a portion of the Project, the Borrower and IDB are parties to a Loan Agreement dated as of the date hereof (the "IDB Loan Agreement" together with the EDC Loan Agreement, the "Senior Loan Agreements"), providing, subject to the terms and conditions thereof, for a loan to be made by IDB to the Borrower in an aggregate amount not exceeding $25,000,000;

                  WHEREAS, to induce the Senior Lenders to enter into their respective Senior Loan Agreements and as a condition precedent under the Common Agreement, SRT has, inter alia, entered into this Agreement with the Senior Lenders to undertake certain obligations for the benefit of the Senior Lenders;

                  NOW, THEREFORE, in consideration of the premises and of the execution of the Senior Loan Agreements and for the making of the loans thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SRT agrees with the Senior Lenders as follows:

                                    SECTION 1

                         DEFINITIONS AND INTERPRETATION

                  Section 1.01 Definitions. Each capitalized term used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meaning assigned

                             Performance Undertaking

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to that term in Appendix A to the Amended and Restated Direct Agreement dated as of the date hereof (the "Direct Agreement") among SRT, the Borrower and the Senior Lenders. For purposes of Section 2.01 (a), the following terms shall have the following meanings:

                  "Installed Lines" means, collectively, (a) Public Telephone Lines and (b) Private Telephone Lines for which the Borrower has collected from the subscriber thereto a minimum deposit of 44,700 Chilean Pesos.

                  "Force Majeure Event" means any act, event or condition that causes delay in or failure of performance of obligations under this Agreement, to the extent that such act, event or condition (a) is beyond the reasonable control of SRT or the Borrower, (b) is not the result of any acts, omissions or delays of SRT or the Borrower (or any third Person over whom SRT or the Borrower has control, including any subcontractor), (c) is not an act, event or condition, the risks or consequences of which SRT or the Borrower has expressly agreed to assume hereunder and (d) cannot be cured, remedied, avoided, offset, negotiated or otherwise overcome by the prompt exercise of due diligence of SRT or the Borrower (or any third Person over whom SRT or the Borrower has control, including any subcontractor). Force Majeure Events shall include the following (if the requirements described in clauses (a) through (d) of the above sentence are satisfied): hurricane, fire, tornado, landslide, earthquakes, acts of a public enemy, plague or other epidemics, war, insurrection, riot or civil disturbance, strikes (but excluding strikes limited to the activities of the Project), an unreasonable failure to obtain any necessary Governmental Approval from any Governmental Body provided that proper and timely application was made therefor, payment of all necessary fees and charges was made and diligent and continuous pursuit of such authorization or approval has been made, all in light of the schedule for Completion of Network Construction (as defined in Section 2.01(a)) and the effect of delays thereon. Notwithstanding the foregoing, Force Majeure Events shall not include (i) weather conditions which could reasonably be anticipated by experienced contractors in Chile, (ii) any site conditions or event arising therefrom, (iii) the occurrence of any manpower or material shortages or (iv) any delay or failure (direct or indirect) in obtaining materials, or any other delay, default or failure (financial or otherwise) of a subcontractor, vendor or supplier except if such delay, default or failure results from any act, event or condition which would, with respect to such subcontractor, supplier or vendor, as the case may be, constitute a Force Majeure Event if this definition were applicable to such subcontractor, supplier or vendor.

                  "Private Telephone Line" means any installed and in-service telephone line with dial tone of the Borrower which is not a Public Telephone Line.

                  "Public Telephone Line" means any installed and in-service coin operated telephone line with dial tone of the Borrower.

                  Section 1.02 Interpretation. The rules of interpretation set out in the Direct Agreement shall apply mutatis mutandis to this Agreement as if set out in full herein.

                             Performance Undertaking

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                                    SECTION 2

                             PERFORMANCE UNDERTAKING

                  Section 2.01 Undertakings.

                  (a)      Completion. SRT hereby irrevocably and
unconditionally undertakes to cause the "Completion of Network Construction", which, for the purposes hereof, means that:

                           (i) the Borrower shall have at least 22,500 Installed Lines, of which (A) 19,500 must be Private Telephone Lines and (B) 3,000 must be Public Telephone Lines, in each case, by December 31, 2000, which date may be extended with the written consent of the Senior Lenders if a Force Majeure Event has occurred in the sole determination of the Senior Lenders;

                           (ii) the Borrower shall be in full compliance with the terms and conditions, including, without limitation, the timing requirements, of each of the Concessions, (including, without limitation, as such Concessions have been modified by Acta de Notificacion No. 31,208-98 dated September 29, 1998 given and signed by the Minister of Transport and Telecommunications for Chile);

                           (iii)    all the insurance policies required by
                  Section 8.04 of the Common Agreement are in place and effective;

                           (iv) all Governmental Approvals required for the operation of the Project have been obtained and remain fully effective;

                           (v) the Independent Engineer shall have provided a certificate substantially in the form of Exhibit A; and

                           (vi) the Borrower shall certify to the Senior Lenders that all aspects of the EHSM Plan have been fully implemented.

                  (b) Assistance. In addition to any other assistance (monetary or otherwise) which SRT is obliged to provide to the Borrower pursuant to the terms of the Transaction Documents (including, without limitation, the provision of any necessary funding pursuant to the Project Funds Agreement), in order to satisfy the undertaking set forth in Section 2.01 (a), SRT agrees:

                           (i) to provide to the Borrower certain of its employees to perform necessary tasks;

                           (ii) to provide to the Borrower any necessary advice and managerial, technical, engineering, accounting and operational systems and assistance;

                           (iii) to sell or otherwise make available to the Borrower sufficient equipment, including without limitation, SR500 microwave transmission systems and wireless local loop equipment;

                             Performance Undertaking

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                           (iv)     to pay to the Borrower (which the Borrower
                  shall pay to SUBTEL) any fines, penalties or other levies imposed on the Borrower by SUBTEL to the extent that the Borrower has insufficient funds to pay any such fines, penalties or other levies, (A) for delays or non-completion in the Completion of Network Construction and for failure to operate the Project in compliance with the Concessions and (B) pursuant to terms and in amounts that mirror the fines, penalties or other levies for the breaches noted in clause (A) to be paid by the Borrower to SUBTEL under each of the Concessions;

                           (v) to ensure that no Concession is terminated prior to the stated term thereof due to a failure of the Borrower to comply with the Borrower's obligations under such Concession; and

                           (vi)     to take any other action necessary.

                  Section 2.02 Waiver of Acceptance. SRT expressly waives notice of acceptance of this Agreement and notice of any liability to which it may apply. SRT also expressly waives any requirement that the Senior Lenders exhaust any right, power or remedy, or proceed, against the Borrower under any Transaction Document or any other agreement or instrument referred to therein, or against any other Person under any other guarantee or security of the Senior Lenders.

                  Section 2.03 Unconditional Undertakings. SRT's obligations under this Agreement are absolute, unconditional and irrevocable and shall remain in full force and effect without regard to, and SRT's obligations herein will not be affected by:

                           (a) any actual or asserted lack of value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under any of the Transaction Documents or any other agreement or instrument referred to herein or therein;

                           (b) any amendment of this Agreement or any of the other Transaction Documents, or waiver of, or consent to or departure from, any provision of this Agreement or any of the other Transaction Documents;

                           (c) the occurrence of any event or circumstance (including Borrower default) which could excuse SRT from performing its obligations under the Technical Services Agreement; or

                           (d) any breach, failure to perform or other action or inaction by either the Borrower or SRT under any of the Transaction Documents to which it is a party, or any breach, failure to perform or other action or inaction by any Governmental Body or by SUBTEL pursuant to the Concessions.

                             Performance Undertaking

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                                    SECTION 3

                         REPRESENTATION AND WARRANTIES

                  SRT confirms the representations and warranties contained in
Section 4 of the Direct Agreement, which representations and warranties are incorporated herein by reference as if fully set forth in this Agreement.

                                    SECTION 4

                                 MISCELLANEOUS

                  Section 4.01. Termination. This Agreement shall terminate on the earlier of (a) the date on which Completion of Network Construction has occurred to the satisfaction of the Senior Lenders; and (b) the date on which
(i) all of the Commitments have been reduced to zero or have expired and (ii) all of the Borrower's obligations under the Senior Loan Agreements are indefeasibly paid in full. Upon the termination of this Agreement, the obligations of the parties hereto shall terminate.

                  Section 4.02. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If any provisions of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of such provision shall not in any way be affected or impaired in any other jurisdiction thereby.

                  Section 4.03. Notices. Any notice, claim, request, demand, consent designation, direction, instruction, certificate, report or other communication to be given hereunder shall be given in writing in the English language (or accompanied by an accurate English language translation upon which the recipient shall have the right to rely for all purposes) and will be deemed duly given when (a) personally delivered, (b) sent by facsimile transmission (but only if, immediately after the transmission, the sender's facsimile machine records in writing the correct answerback) or (c) ten days have elapsed after mailing by certified or registered mail, postage prepaid, in each case addressed to a party at its address or facsimile transmission number as set forth below or to another address or facsimile number of which that party has given notice. Notice of address or facsimile number change shall be effective only upon receipt.

                  If to SRT:

                  8150 Trans Canada Highway
                  St. Laurent, Quebec, H4S 1M5
                  Attention: President & CEO
                  Telecopier: 514-335-2035

                             Performance Undertaking

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                  If to EDC:

                  151 O'Connor Street
                  Ottawa, Ontario
                  Canada, KlA 1K3
                  Attention: Loans Operations
                  Telecopier: 613-598-2514

                  If to IDB:

                  Private Sector Department
                  Inter-American Development Bank
                  1300 New York Avenue, N.W.
                  Washington, DC 20577
                  Attention:  Loan Administration Unit
                  Telecopier: 202-623-3639

                  Section 4.03 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Section 4.04 Jurisdiction, Service of Process and Venue. The provisions of Section 9(i), (j), (k) and (l) of the Direct Agreement are incorporated herein by reference as if fully set forth in this Section 4.04.

                  Section 4.05 WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 4.06 Amendments. This Agreement may be amended only by an agreement in writing executed by each of the parties hereto.

                  Section 4.07 Expenses. SRT shall be liable for all out-of-pocket expenses of the Senior Lenders (including the reasonable fees and expenses of counsel for the Senior Lenders) incurred in connection with the enforcement of this Agreement.

                  Section 4.08 Benefit of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors and permitted assigns hereunder and under any Transaction Document, any benefit or any legal or equitable right or remedy under this Agreement.

                  Section 4.09 Remedies. No remedy herein conferred upon the Senior Lender is intended to be exclusive of any other remedy and each and every such other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                             Performance Undertaking

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                  Section 4.10 Effectiveness. This Agreement shall come into full force and effect, and amend and restate, the Performance Undertaking dated as of April 13, 1999 between SRT and EDC as of the date on which the EDC Loan Agreement becomes effective in accordance with Section 6 thereof.

                  Section 4.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  Section 4.12 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

                  Section 4.13 No Waiver. No failure on the part of the Senior Lenders to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Senior Lenders of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                  Section 4.14. Successors and Assigns. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns. SRT shall not assign or transfer any of its rights or obligations hereunder.

                             Performance Undertaking

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                  IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have caused this Performance Undertaking to be duly executed and delivered as of the date first above written.

                                       SR TELECOM INC.

                                       By: /s/ W. Ronald Couchman
                                           ------------------------------
                                           Name:  W. Ronald Couchman
                                           Title: Chief Executive Officer

                                       By: /s/ David L. Adams
                                           -----------------------------
                                           Name:  David L. Adams
                                           Title: Chief Financial officer

                            Performance Undertaking

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                                       EXPORT DEVELOPMENT CORPORATION

                                       By: /s/ Bruce Dunlop
                                           -------------------------------
                                           Name:  Bruce Dunlop
                                           Title: Financial Services Manager

                                       BY: /s/ Brian Craig
                                           -------------------------------
                                           Name:  Brian Craig
                                           TITLE: Financial Services Manager

                            Performance Undertaking

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                                       INTER-AMERICAN DEVELOPMENT BANK

                                       By: /s/ Bernardo Frydman
                                           -------------------------------
                                           Name: Bernardo Frydman
                                           Title: Deputy Manager, Private Sector
                                           Department

                            Performance Undertaking